UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2006
Entertainment Properties Trust
(Exact name of registrant as specified in its charter)

Maryland	1-13561	43-1790877
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
30 West Pershing Road, Suite 201
Kansas City, Missouri 64108
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
INDEX TO EXHIBITS
Opinion of Stinson Morrison Hecker LLP

EXPLANATORY NOTE:
     This Form 8-K/A amends the Form 8-K filed with the Commission on December 21, 2006 only with respect to Exhibit 5.1 thereto (Opinion of Stinson Morrison Hecker LLP as to the legality of the 5.75% Series C Cumulative Convertible Preferred Shares).
Item 9.01      Financial Statements and Exhibits.
Exhibit No.   Description
Exhibit 5.1    Opinion of Stinson Morrison Hecker LLP as to the legality of the 5.75% Series C Cumulative Convertible Preferred Shares.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST
By:	/s/ David M. Brain
David M. Brain
President and Chief Executive Officer

Date: December 22, 2006

INDEX TO EXHIBITS

Exhibit	Description

Exhibit 5.1	Opinion of Stinson Morrison Hecker LLP as to the legality of the 5.75% Series C Cumulative Convertible Preferred Shares.